[GRAPHIC OMITTED]  BT Mutual Funds

Global Emerging
           Markets Equity Fund
           Annual Report






                   TRUST: BT INVESTMENT FUNDS
                   INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
Global Emerging Markets Equity Fund

Table of Contents
--------------------------------------------------------------------------------

       Letter to Shareholders ..........................................3


       Global Emerging Markets Equity Fund
          Statement of Assets and Liabilities ..........................6
          Statement of Operations ......................................6
          Statements of Changes in Net Assets ..........................7
          Financial Highlights .........................................8
          Notes to Financial Statements ................................9
          Report of Independent Accountants ...........................11
          Tax Information .............................................11

       Global Emerging Markets Equity Portfolio
          Schedule of Portfolio Investments ...........................12
          Statement of Assets and Liabilities .........................14
          Statement of Operations .....................................14
          Statements of Changes in Net Assets .........................15
          Financial Highlights ........................................15
          Notes to Financial Statements ...............................16
          Report of Independent Accountants ...........................20

                                   ----------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                   ----------

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Global Emerging Markets Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------
We are pleased to present you with this annual report for the Global Emerging Markets Equity Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.


MARKET ACTIVITY
Overall, emerging equity markets in the regions of Latin America, Asia, and Europe experienced great volatility but also staged a broad recovery from the sharp losses of the previous year, outperforming most developed global markets for the twelve months ended September 30, 1999. During the first half of the fiscal year, emerging markets reacted positively to a more favorable interest rate environment, led by easier U.S. monetary policy, and evidence that economic conditions had bottomed, particularly in Asia. During the second half, emerging markets registered double-digit returns as global commodity prices troughed and Asia's economic recovery proved to be stronger than expected. However, in the third calendar quarter of 1999, the emerging markets lost some ground, as concerns over rising U.S. interest rates, tighter U.S. monetary policy, and Year 2000 preparedness led to a return of risk aversion. Still, for the fiscal year, the emerging markets as a whole delivered a strong 56.52% in U.S. dollar terms, far outpacing the S&P 500 Index's return of 27.80%.

Emerging Europe as a region was up 62.7% for the annual period, boosted during the first half by lower interest rates from the U.S. and core European central banks and during the second half by Greece's stunning 45.9% retail-driven performance despite repeated "irrational exuberance" speeches by government officials.
o The containment of the Kosovo conflict during the second half of the fiscal year also bolstered the region's performance, particularly in Greece, Poland, Hungary, and the Czech Republic.
o The Czech Republic market surged after the government announced long-awaited privatization schedules.
o Poland had a particularly volatile year. Early gains quickly gave way to a correction based on currency pressures and concerns over a deteriorating current account deficit. Then it reached new highs in the second half followed by a double-digit downturn upon more disappointing current account data and a surprise hike in domestic interest rates.
o Russia was up a most impressive 174.7% during the first half of the fiscal year, only to shed nearly a third of its value in the third calendar quarter after a series of bombing attacks and charges of money laundering.
o Turkey posted strong gains for the annual period, despite the temporary setback caused by the August earthquake.

Although Brazil's devaluation and Ecuador's eurobond default cast a cloud over the region, Latin American markets returned 24.0% for the annual period, primarily powered by economic data indicating that the worst of the Asian financial crisis was apparently over as well as by better than expected economic news from Brazil and Mexico.
o Brazil experienced the most volatility in the region. Several fundamental problems, including very high levels and very short maturity of government debt and a rising fiscal deficit, led up to its currency devaluation in January 1999. The Brazilian Real then depreciated about 45% in a matter of weeks. While there were initial fears that this would lead to bankruptcies, hyperinflation, and debt defaults, the government and its new Central Bank governor, ex-Wall Street Fund manager Arminio Fraga, was able to contain these pressures, and the equity markets responded positively. Still, questions remain over Brazil's fiscal reform efforts after its Supreme Court ruled down two key social security reform bills.
o Oil and other commodity prices rose, particularly crucial for Argentina, Venezuela, and Mexico. Also contributing to these markets' strong gains were:
   -Repsol's bid for oil and gas company, YPF Sociedad Anonima, which helped to re-rate the Argentine market, and
   -relief in Venezuela that its constitutional crisis did not snowball into the formation of a military government and that fiscal pressures eased on the back of higher oil prices.
   -While Mexico advanced 44.0% in the first half of the fiscal year, it advanced only 2.1% during the second half, slowing from its earlier torrid pace as political uncertainty gained the spotlight in the run-up to next year's presidential election.

Asian markets rebounded notably from the previous year's battering, with a return of 89.7% for the region. Overall, performance was enhanced by strong economic and corporate earnings momentum, liquidity created by declining local interest rates and large current account surpluses, and strong export growth as intra-regional trade resumed.
o During the first half of the fiscal year, equity investors focused on such positives as Japan's reflation efforts and restructuring initiatives and signs that economic activity was stabilizing, particularly in South Korea, Thailand, the Philippines, and Singapore, thus enhancing growth prospects for these markets.
o India, Indonesia, Singapore and South Korea were the top regional performers for the second half of the fiscal year; the main laggards were Thailand and Philippines.
o The quarter ending September 30, 1999 was difficult for the Asian markets as a whole and particularly for the smaller, less liquid markets in the region. For example:
   -The scandal involving Bank Bali and uncontrolled violence in East Timor compounded Indonesia's woes.
   -Thailand was adversely affected by stubbornly sticky non-performing loans. -The Daewoo bankruptcy took its toll on South Korea, as investors braced for a potential liquidity squeeze resulting from bond redemptions.
o Still, India performed well late in the fiscal year amid signs of cyclical recovery and optimism surrounding the upcoming general election. Also, favorable GDP and unemployment

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Global Emerging Markets Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

   data helped Hong Kong recover some of its market losses resulting from China/Taiwan and China/U.S. tensions.

INVESTMENT REVIEW
The Fund outperformed its category average and underperformed its benchmark for the twelve months ended September 30, 1999. The Fund was impacted primarily by its overweighting in Latin America and its underweighting of Emerging Europe. We did lower Latin America's weighting slightly during the period, but because of changes in the MSCI International Emerging Market Free Index, the Fund's marginal overweight in the region widened. The Fund had a neutral to the benchmark weighting in Asia for much of the fiscal year, but ended the period underweight. Overall, equity sector positioning and stock selection helped performance.

Within Latin America, positive factors for Fund performance included overweight positions in Argentina, Peru, and Venezuela and an underweight position in Chile. However, overweightings in Brazil and Mexico detracted from performance. Our holding in oil and gas company YPF Sociedad Anonima received a big boost when Spain's Repsol made a bid for the remaining shares it did not own. The recovering oil price also lifted Petrobras shares. In Mexico, we added to the Fund's holdings of economic recovery plays like cement company Cemex, beverage firm Femsa, and media company Televisa.

In Asia, the Fund benefited from overweightings in Indonesia and Malaysia, reversing our stance on Malaysia from the earlier part of the year. Detracting from performance was the Fund's underweighting in India and the overweighting in the Philippines and Thailand. We reduced exposure to interest-sensitive stocks by selling Guoco Group, New World China Land, ICICI, Panin Bank, Fubon Insurance, and Bangkok Bank. The competitive environment for cellular phone service in Hong Kong prompted us to switch out of SmarTone to China Telecom, the dominant cellular operator in China.

The Fund was underweight in the best performing countries in Emerging Europe, including Greece and the Czech Republic. In Greece, we switched out of fixed-line telephony, OTE, in favor of cellular provider, Panafon, and sold Alpha Credit Bank on valuations.

South Africa was a top performing emerging market, but the Fund held an underweight position. We increased the Fund's holdings of financials in South Africa to take advantage of declining interest rates there.

MANAGER OUTLOOK
Having already experienced a dramatic turnaround, emerging markets stand to continue to benefit from the cyclical global recovery currently underway.

We believe that interest rates in Asia have bottomed, and so returns in that region going forward will likely be more muted, yet driven by strong earnings performance. We are particularly optimistic about Taiwan, India, and South Korea after the Daewoo crisis is sorted out.

--------------------------------------------------------------------------------
                           Ten Largest Stock Holdings
--------------------------------------------------------------------------------

Taiwan Semiconductor                      China Telecom (Hong Kong)
Manufacturing Co. Ltd.           4.5%     Ltd.                           2.4%
--------------------------------------------------------------------------------

Telefonos de Mexico SA ADR
Class L                          4.5%     Cemex SA de CV ADR             2.3%
--------------------------------------------------------------------------------

Samsung Electronics GDR                   Korea Electric Power Cor
Rule 144A                        3.5%     ADR                            2.1%
--------------------------------------------------------------------------------

SK Telecom Co., Ltd. ADR         3.1%     Compania de Minas
                                          Buenaventura SA ADR            2.1%
--------------------------------------------------------------------------------
Pohang Iron & Steel Company
Ltd. ADR                         2.6%     Asustek Computer, Inc.         1.9%
--------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
Periods ended September 30, 1999                   Cumulative Total Returns         Average Annual Total Returns
----------------------------------------------------------------------------------------------------------------
                                                  Past 1             Since            Past 1             Since
                                                   year           inception            year            inception
----------------------------------------------------------------------------------------------------------------
 Global Emerging
 Markets Equity Fund/1                            44.64%             16.29%           44.64%             12.82%
 (inception 6/30/98)

----------------------------------------------------------------------------------------------------------------
 MSCI International Emerging
 Market Free Index/2                              56.52%             22.07%           56.52%            17.30%

----------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets
 Average/3                                        42.73%              9.17%           42.73%             7.13%
----------------------------------------------------------------------------------------------------------------

--------------
1/ Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
2/ Indexes are unmanaged, and investments cannot be made in an index.
3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

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Global Emerging Markets Equity Fund

Letter to Shareholders
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--------------------------------------------------------------------------------

                    Diversification of Portfolio Investments
--------------------------------------------------------------------------------
                       By Country as of September 30, 1999
                     (percentages are based on market value)

China 1%                                                        South Korea 17%

Greece 2%                                                           Thailand 2%

Taiwan 9%                                                             Turkey 4%

Hong Kong 3%                    [GRAPHIC OMITTED]                  Argentina 2%

Hungary 2%

Brazil 10%                                                           Mexico 18%

India 6%                                                                 United
                                                                     Kingdom 1%

Peru 3%                                                                Chile 3%

Philippines 2%                                                 South Africa 15%





Latin America has greater return potential in the new year, we believe, if risk premiums and emerging market bond spreads can narrow. We expect this is likely to happen once the U.S. bond market stabilizes. Brazil remains very inexpensive on numerous parameters, but it has to make further progress on tackling the fiscal front.

In our opinion, Emerging Europe, and Hungary especially, should benefit from the burgeoning recovery of the European economic and monetary union (EMU) economies. Poland has been oversold on current account fears. While the overall Greek market is overvalued, the Fund's reasonably priced holdings are performing well, and Greece is still on track to join EMU in 2001.

As we near the end of 1999, we expect increased volatility on Year 2000 concerns, however we believe that these near-term fears over liquidity and preparedness will pose only limited and temporary setbacks to the emerging markets.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.

We value your support of the Global Emerging Markets Equity Fund and look forward to serving your investment needs in the years ahead.


                                 /s/ Julie Wang

                                   Julie Wang
                            Portfolio Manager of the
                    Global Emerging Markets Equity Portfolio
                               September 30, 1999


--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
Comparison of Change in
Value of a $10,000
Investment in the Global
Emerging Markets Equity
Fund and the MSCI
International Emerging
Market Free Index since
June 30, 1998.


                                [GRAPHIC OMITTED]

              Global Emerging Markets             MSCI International Emerging
               Equity Fund - $11,629              Market Free Index - $12,207
               ---------------------              ---------------------------
Jun-98                 10000                                 10000
Sep-98                  8040                                  7799
Dec.-98                 9190                                  9202
Mar-99                 10600                                 10347
Sep-99                 11629                                 12207

 ------------------------------------
|      Total Return for the Year      |
|      Ended September 30, 1999       |
|                                     |
|   One Year       Since 6/30/98/1    |
|    44.64%           12.82%/2        |
| 1/ The Fund's inception date.       |
| 2/ Annualized                       |
|                                     |
| Investment return and principal     |
| value will fluctuate so that shares,|
| when redeemed, may be worth         |
| more or less than their original    |
| cost.                               |
 ------------------------------------



Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

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Global Emerging Markets Equity Fund

Statement of Assets and Liabilities September 30, 1999
--------------------------------------------------------------------------------

Assets
   Investment in Global Emerging Markets Equity Portfolio, at Value .........   $ 3,023,977
   Due from Bankers Trust ...................................................        29,560
                                                                                -----------
Total Assets ................................................................     3,053,537
                                                                                -----------
Liabilities
   Accrued Expenses and Other ...............................................        33,139
   Payable for Shares of Beneficial Interest Redeemed .......................         4,521
                                                                                -----------
Total Liabilities ...........................................................        37,660
                                                                                -----------
Net Assets ..................................................................   $ 3,015,877
                                                                                ===========
Composition of Net Assets
   Paid-in Capital ..........................................................   $ 2,740,267
   Distributions in Excess of Net Investment Income .........................       (21,998)
                                                                                -----------
   Net Unrealized Appreciation on Investment, Foreign Currencies and
      Forward Foreign Currency Contracts ....................................       297,608
                                                                                -----------
Net Assets ..................................................................   $ 3,015,877
                                                                                ===========
Net Asset Value, Offering and Redemption Price Per Share
 (net assets divided by shares outstanding) .................................   $     10.94
                                                                                ===========

Shares Outstanding ($0.001 par value per share, unlimited number of shares of
   beneficial interest authorized) ..........................................       275,760
                                                                                ===========

--------------------------------------------------------------------------------

Statement of Operations For the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
   Income Allocated from Global Emerging Markets Equity Portfolio, net ...........   $  24,593
                                                                                     ---------
Expenses
   Professional Fees .............................................................      32,533
   Administration and Services Fees ..............................................      26,034
   Printing and Shareholder Reports ..............................................      15,160
   Registration Fees .............................................................      12,839
   Trustees Fees .................................................................       4,708
   Miscellaneous .................................................................      18,095
                                                                                     ---------
   Total Expenses ................................................................     109,369
   Less Fees Waived/Expenses Reimbursed by Bankers Trust .........................     (85,777)
                                                                                     ---------
      Net Expenses ...............................................................      23,592
                                                                                     ---------
Net Investment Income ............................................................       1,001
                                                                                     ---------
Realized and Unrealized Gain (Loss) on Investment, Foreign Currency
   and Forward Foreign Currency Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions ....................................................     253,541
      Foreign Currency Transactions ..............................................     (13,069)
      Forward Foreign Currency Transactions ......................................     (20,480)
   Net Change in Unrealized Appreciation/Depreciation on Investment, Foreign
        Currencies and Forward Foreign Currency Contracts ........................     653,053
                                                                                     ---------
Net Realized and Unrealized Gain on Investment, Foreign Currency and
   Forward Foreign Currency Contracts ............................................     873,045
                                                                                     ---------
Net Increase in Net Assets from Operations .......................................   $ 874,046
                                                                                     =========



                       See Notes to Financial Statements.

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Global Emerging Markets Equity Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          For the period
                                                                         For the          June 30, 1998/1
                                                                        year ended            through
                                                                    September 30, 1999  September 30, 1998
                                                                    ------------------  --------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ...........................................   $     1,001          $     6,404

   Net Realized Gain (Loss) from Investment, Foreign Currency and
      Forward Foreign Currency Transactions ........................       219,992             (143,949)
   Net Change in Unrealized Appreciation/Depreciation on Investment,
      Foreign Currency and Forward Foreign Currency Contracts ......       653,053             (355,445)
                                                                       -----------          -----------
Net Increase (Decrease) in Net Assets from Operations ..............       874,046             (492,990)
                                                                       -----------          -----------
Distributions to Shareholders
   Net Investment Income ...........................................        (4,789)                  --
   Net Realized Gains ..............................................       (99,998)                  --
   In Excess of Realized Gains .....................................       (45,776)                  --
   Return of Capital ...............................................       (38,007)                  --
                                                                       -----------          -----------
Total Distributions ................................................      (188,570)                  --
                                                                       -----------          -----------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares ...................................     1,028,045            2,586,798
   Dividend Reinvestments ..........................................            --                   --
   Cost of Shares Redeemed .........................................      (634,902)            (156,550)
                                                                       -----------          -----------
Net Increase from Capital Transactions in Shares of
   Beneficial Interest .............................................       393,143            2,430,248
                                                                       -----------          -----------
Total Increase in Net Assets .......................................     1,078,619            1,937,258
Net Assets
Beginning of Period ................................................     1,937,258                   --
                                                                       -----------          -----------
End of Period (including undistributed (distributions in excess of)
   net investment income of $(21,998), and $7,000, respectively) ...   $ 3,015,877          $ 1,937,258
                                                                       ===========          ===========

--------------
1/ Commencement of operations.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Fund

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated for the Global Emerging Markets Equity Fund.


                                                                                                For the period
                                                                              For the           June 30, 1998/2
                                                                             year ended              through
                                                                         September 30, 1999    September 30, 1998
                                                                         ------------------    ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period ........................................ $  8.04              $  10.00
                                                                              -------              --------
Income from Investment Operations
   Net Investment Income ....................................................    0.00/3                0.03
   Net Realized and Unrealized Gain (Loss) on Investment,
      Foreign Currency, and Forward Foreign Currency Contracts ..............    3.60                 (1.99)
                                                                              -------              --------
Total Gain (Loss) from Investment Operations ................................    3.60                 (1.96)
                                                                              -------              --------
Distributions to Shareholders
   Net Investment Income ....................................................   (0.02)                   --
   Net Realized Gains .......................................................   (0.37)                   --
   In Excess of Realized Gains ..............................................   (0.17)                   --
   Return of Capital ........................................................   (0.14)                   --
                                                                              -------              --------
Total Distributions .........................................................   (0.70)                   --
                                                                              -------              --------
Net Asset Value, End of Period .............................................. $ 10.94              $   8.04
                                                                              =======              ========
Total Investment Return .....................................................   44.64%               (19.60)%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ................................. $ 3,016              $  1,937
   Ratios to Average Net Assets:
      Net Investment Income .................................................    0.03%                 1.67%/1
      Expenses, Including Expenses of the
        Global Emerging Markets Portfolio ...................................    1.90%                 1.90%/1
      Decrease Reflected in Above Expense Ratio Due
        to Fees Waived/Expenses Reimbursed by Bankers Trust .................    4.82%                10.64%/1

--------------
1/ Annualized.
2/ Commencement of operations.
3/ Less than $.01 per share.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. Global Emerging Markets Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on June 30, 1998. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Global Emerging Markets Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1999, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are also made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The fund has deferred post-October currency losses of $21,998.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of each fund. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to all of the Trust's funds are allocated among them. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .90% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.80% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.90% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Shares of Beneficial Interest
At September 30, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                                     For the period
                   For the year ended                June 30, 1998/1
                   September 30, 1999             to September 30, 1998
                  ---------------------           ---------------------
                  Shares         Amount           Shares       Amount
                  ------         ------           ------       ------
Sold              90,648      $1,028,045         261,126     $2,586,798
Reinvested            --             --               --             --
Redeemed         (55,804)       (634,902)        (20,210)      (156,550)
                 -------      ----------         -------     ----------
Net Increase      34,844      $  393,143         240,916     $2,430,248
                 =======      ==========         =======     ==========
--------------
1/ Commencement of operations.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 4--Risks of Investing in Emerging Markets
The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments affecting emerging market investments cannot always be foreseen.

Note 5--Fund Reorganization
After the close of business on September 30, 1999 the Global Emerging Markets Equity Fund redeemed its entire interest in the Global Emerging Markets Equity Portfolio in exchange for a pro rata share of the portfolio securities and other assets and liabilities. The Global Emerging Markets Equity Fund then transferred all of its assets and liabilities to the Morgan Grenfell Emerging Markets Equity Fund (the "MG Fund"). Institutional shares of the MG Fund were then distributed to the Global Emerging Markets Equity Fund's shareholders in proportion to their holdings in the Global Emerging Markets Equity Fund (the "Reorganization"). After the Reorganization, the Global Emerging Markets Equity Fund was liquidated and terminated.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Investment Funds and Shareholders of Global Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Emerging Markets Fund (one of the funds comprising BT Investment Funds, hereafter referred to as the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 1999


--------------------------------------------------------------------------------

Tax Information (Unaudited For the Year Ended September 30, 1999)
--------------------------------------------------------------------------------

The Fund paid long term capital gains during the year ending September 30, 1999 in the amount of $20,883. The Fund received income from foreign sources in the amount of $48,350. The Fund paid foreign taxes in the amount of $2,034 or .007 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Portfolio>

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

Shares                  Description                                     Value
------                  -----------                                     -----

            COMMON STOCKS - 79.7%
            Argentina - 1.9%
  1,830     Banco de Galicia SA ....................................    $ 38,087
  3,400     Perez Companc SA Series B ..............................      20,574
                                                                        --------
                                                                          58,661
                                                                        --------
            Brazil - 8.1%
  1,875     Centrais Electricas Brasileiras SA ADR .................      15,625
  1,903     Companhia Vale do Rio Doce ADR .........................      40,142
  1,100     Embratel Participacoes SA ADR ..........................      12,581
  2,370     Petroleo Brasiliero SA ADR .............................      36,538
  2,685     Tele Norte Leste Participacoes SA ADR ..................      41,617
    600     Tele Centro Sul Participacoes SA ADR ...................      33,300
    400     Telesp Celular Participacoes SA ADR ....................      10,450
  2,527     Telesp Participacoes SA ADR ............................      39,800
    700     Uniao de Bancos Brasileiros SA GDR .....................      12,381
                                                                        --------
                                                                         242,434
                                                                        --------
            Chile - 2.2%
  1,094     Cia. de Telecomunicaciones de Chile SA ADR .............      19,760
  1,500     Distribucion y Servicio D&S SA ADR .....................      25,219
    500     Embotelladora Andina SA ADR ............................       8,656
    615     Enersis SA ADR .........................................      12,838
                                                                        --------
                                                                          66,473
                                                                        --------
            China - 0.5%
  1,300     Huaneng Power International, Inc. ADR ..................      16,169
                                                                        --------

            Greece - 1.5%
    400     Titan Cement Co. .......................................      46,663
                                                                        --------

            Hong Kong - 2.3%
 23,000     China Telecom (Hong Kong) Ltd. .........................      70,917
                                                                        --------

            Hungary - 1.9%
  1,076     Magyar Tavkozlesi Rt. ADR ..............................      29,321
  1,376     MOL Magyar Olaj-es Gazipari Rt. GDR ....................      29,240
                                                                        --------
                                                                          58,561
                                                                        --------
            India - 4.7%
  3,000     Gujarat Ambuja Exports Ltd. ............................      37,125
  2,000     I.T.C. Ltd. GDR ........................................      50,600
  1,000     Larsen and Toubro Ltd. GDR .............................      22,150
  3,110     Mahanagar Telephone Nigam Ltd. GDR .....................      31,489
                                                                        --------
                                                                         141,364
                                                                        --------
            Mexico - 15.2%
  5,700     Alfa SA Class A ........................................      24,120
  2,898     Cemex SA de CV ADR (a) .................................      69,905
  1,449     Fomento Economico Mexicano SA de CV ADR ................      45,372
  8,721     Grupo Carso SA de CV Series A1 (a) .....................      36,391
  6,940     Grupo Financiero Banamex Accival SA de CV "O" Shares ...      12,490
 12,200     Grupo Modelo SA de CV Series C .........................      30,937
  1,241     Grupo Televisa SA GDR (a) ..............................      49,562
  7,446     Kimberly Clark de Mexico SA de CV ADR ..................      26,291

Shares                  Description                                     Value
------                  -----------                                     -----


  6,500     Organizacion Soriana SA de CV Series B .............        $ 26,080
  1,904     Telefonos de Mexico SA ADR Class L .................         135,660
                                                                        --------
                                                                         456,808
                                                                        --------
            Peru - 2.0%
  3,580     Compania de Minas Buenaventura SA ADR ..............          61,979
                                                                        --------

            Philippines - 1.6%
335,000     Digital Telecommunications Philippines, Inc. (a) ...          12,614
 16,800     Equitable PCI Bank .................................          34,915
                                                                        --------
                                                                          47,529
                                                                        --------
            South Africa - 11.7%
 10,608     ABSA Group Ltd. ....................................          41,549
    699     Anglo American PLC .................................          39,168
  3,400     Barlow Ltd. ........................................          16,661
  1,300     Bidvest Group Ltd. .................................           8,667
  1,838     DataTec Ltd. .......................................          16,941
  1,700     De Beers ...........................................          46,751
  6,111     Dimension Data Holdings Ltd. .......................          24,292
  1,400     Fedsure Holdings Ltd. ..............................           9,334
 27,300     FirstRand Ltd. .....................................          27,756
  4,374     Johnnies Industrial Corp Ltd. ......................          28,796
  1,100     Liberty Life Association of Africa Ltd. ............           8,617
  6,100     Metropolitan Life Ltd. .............................           7,015
  1,300     Nedcor Ltd. ........................................          25,481
  2,410     Sappi Ltd. .........................................          23,498
  3,382     South African Breweries PLC ........................          28,991
                                                                        --------
                                                                         353,517
                                                                        --------
            South Korea - 13.8%
  2,600     Housing & Commercial Bank GDR Rule 144A (b) ........          50,228
  4,000     Korea Electric Power Corp ADR ......................          64,250
  2,525     Pohang Iron & Steel Company Ltd. ADR ...............          79,064
  1,350     Samsung Electronics GDR Rule 144A (b) ..............         104,726
  1,300     Shinhan Bank GDR (a) ...............................          23,790
  9,069     SK Telecom Co. Ltd. ADR ............................          93,524
                                                                        --------
                                                                         415,582
                                                                        --------
            Taiwan - 7.4%
  1,220     ASE Test Ltd. ......................................          29,585
  4,344     Asustek Computer, Inc. .............................          57,449
  4,637     Taiwan Semiconductor Manufacturing Co. Ltd. ........         136,792
                                                                        --------
                                                                         223,826
                                                                        --------
            Thailand - 1.4%
 14,000     Siam City Cement Public Company Ltd. ...............          43,105
                                                                        --------

            Turkey - 2.9%
221,285     Akbank T.A.S .......................................          33,137
291,751     Hurriyet Gazetecilik ve Matbaacilik AS .............          22,795
 26,599     Vestel Elektronik Sanayi ve Ticaret AS .............          32,327
                                                                        --------
                                                                          88,259
                                                                        --------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Portfolio>

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

Shares                  Description                                     Value
------                  -----------                                     -----
              United Kingdom - 0.6%
   8,200      Old Mutual PLC (a) ..............................       $   17,455
                                                                      ----------

Total Common Stocks (Cost $2,086,764) .................  79.7%         2,409,302

Other Assets in Excess of Liabilities .................  20.3%           614,675
                                                        -----         ----------
Net Assets                                              100.0%        $3,023,977
                                                        =====         ==========

--------------
(a) Non-Income Producing Security
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The following abbreviations are used in portfolio descriptions:
ADR - American Depository Receipt
GDR - Global Depository Receipt

Industry Diversification (as a percentage of Total Investments):
      Telecommunications ...........  22.04%
      Banks ........................  11.29%
      Semi-conductors ..............  10.02%
      Mining .......................   6.18%
      Diversified ..................   5.68%
      Electronics ..................   4.95%
      Building Materials ...........   4.84%
      Beverages ....................   4.73%
      Utilities ....................   4.52%
      Oil ..........................   3.58%
      Steel ........................   3.28%
      Tobacco ......................   2.10%
      Television ...................   2.06%
      Building & Construction ......   1.79%
      Insurance ....................   1.76%
      Computer Services ............   1.71%
      Agriculture ..................   1.54%
      Finance ......................   1.15%
      Consumer Goods ...............   1.09%
      Retail .......................   1.08%
      Food Retailing ...............   1.05%
      Paper ........................   0.98%
      Publishing ...................   0.95%
      Other* .......................   1.63%
                                     ------
                                     100.00%
                                     ======


--------------
*No one industry represents more than 1% of portfolio holdings.




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Portfolio

Statement of Assets and Liabilities September 30, 1999
--------------------------------------------------------------------------------

Assets
   Investments, at value (cost of $2,086,764) .......................   $2,409,302
   Cash/1 ...........................................................      132,673
   Due from Bankers Trust ...........................................       34,622
   Receivable for Securities Sold ...................................      628,532
   Unrealized Appreciation on Forward Currency Contracts ............       10,004
   Dividends and Interest Receivable ................................        7,424
                                                                        ----------
Total Assets ........................................................    3,222,557
                                                                        ----------
Liabilities
   Payable for Securities Purchased .................................      139,881
   Unrealized Depreciation on Forward Currency Contracts ............       14,802
   Accrued Expenses and Other .......................................       43,897
                                                                        ----------
Total Liabilities ...................................................      198,580
                                                                        ----------
Net Assets ..........................................................   $3,023,977
                                                                        ==========
Composition of Net Assets
   Paid-in Capital ..................................................   $2,704,097
   Net Unrealized Appreciation on Investments, Foreign Currencies and
      Forward Foreign Currency Contracts ............................      319,880
                                                                        ----------
Net Assets ..........................................................   $3,023,977
                                                                        ==========

--------------
1/ Includes Foreign Cash of $200,166 with a cost of $199,982.

--------------------------------------------------------------------------------

Statement of Operations For the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
   Dividends (net of foreign withholding tax of $2,187) ................   $  49,802
   Interest ............................................................       8,346
                                                                           ---------
Total Investment Income ................................................      58,148
                                                                           ---------
Expenses
   Professional Fees ...................................................      42,390
   Advisory Fees .......................................................      32,746
   Trustees Fees .......................................................       5,260
   Administration and Services Fee .....................................       4,465
   Foreign Custody Fees ................................................       2,892
   Miscellaneous .......................................................       1,310
                                                                           ---------
   Total Expenses ......................................................      89,063
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ...............     (56,121)
                                                                           ---------
      Net Expenses .....................................................      32,942
                                                                           ---------
Net Investment Income ..................................................      25,206
                                                                           ---------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currencies,
   and Forward Foreign Currency Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions ..........................................     256,137
      Foreign Currency Transactions ....................................     (13,334)
      Forward Foreign Currency Transactions ............................     (20,638)
      Net Change in Unrealized Appreciation/Depreciation on Investments,
         Foreign Currencies and Forward Foreign Currency Contracts .....     676,143
                                                                           ---------
Net Realized and Unrealized Gain on Investments, Foreign Currencies
  and Forward Foreign Currency Contracts ...............................     898,308
                                                                           ---------
Net Increase in Net Assets from Operations .............................   $ 923,514
                                                                           =========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                For the period
                                                                                 For the        June 30, 1998/1
                                                                               year ended            through
                                                                           September 30, 1999  September 30, 1998
                                                                           ------------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ..................................................   $   25,206           $    9,514
   Net Realized Gain (Loss) from Investments, Foreign Currency, and
      Forward Foreign Currency Transactions ...............................      222,165             (145,560)
   Net Change in Unrealized Appreciation/Depreciation on Investments,
      Foreign Currencies, and Forward Foreign Currency Contracts ..........      676,143             (356,263)
                                                                              ----------           ----------
Net Increase (Decrease) in Net Assets from Operations .....................      923,514             (492,309)
                                                                              ----------           ----------
Capital Transactions
   Proceeds from Capital Invested .........................................      974,090            2,616,975
   Value of Capital Withdrawn .............................................     (841,170)            (157,122)
                                                                              ----------           ----------
Net Increase in Net Assets from Capital Transactions ......................      132,920            2,459,853
                                                                              ----------           ----------
Total Increase in Net Assets ..............................................    1,056,434            1,967,543

Net Assets
Beginning of Year .........................................................    1,967,543                   --
                                                                              ----------           ----------
End of Year ...............................................................   $3,023,977           $1,967,543
                                                                              ==========           ==========


--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected ratios to average net assets and other supplemental data for the period indicated for the Global Emerging Markets Equity Portfolio.

                                                                                        For the period
                                                                                        June 30, 1998/1
                                                                     For the                through
                                                                    year ended           September 30,
                                                                September 30, 1999           1998
                                                                 -----------------        -----------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .....................      $3,024                $1,968
   Ratios to Average Net Assets:
      Net Investment Income .....................................        0.85%                 2.30%/2
      Expenses ..................................................        1.10%                 1.10%/2
      Decrease Reflected in Above Expense Ratio Due
        to Fees Waived/Expenses Reimbursed by Bankers Trust .....        1.88%                 5.71%/2
   Portfolio Turnover Rate ......................................         172%                   38%

--------------
1/ Commencement of operations.
2/ Annualized.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
The Global Emerging Markets Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio is a subtrust or "series" of BT Investment Portfolios. The BT Investment Portfolios were organized on October 8, 1997 as a master trust fund under the laws of The State of New York and began operations on June 30, 1998. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

E. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

F. Federal Income Taxes
The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

G. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .15% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 1.10% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 1.10% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. For the year ended September 30, 1999 the Portfolio did not invest in the Fund.

The Portfolio is a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. No amounts were drawn down or outstanding under the credit facility for the year ended September 30, 1999.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1999, were $4,621,141 and $4,553,303, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 1999 was $2,101,055. The aggregate gross unrealized appreciation for all investments was $428,739 and the aggregate gross unrealized depreciation for all investments was $120,492.


Note 4--Open Forward Foreign Currency Contracts
At September 30, 1999, the Global Emerging Markets Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                                                 (Depreciation)
Contracts to Deliver              In Exchange For          Settlement Date      Value (US$)            (US$)
------------------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------------------

Brazilian Real         142,884    US Dollar    74,322         10/1/99              74,420           $    (98)
Greek Drachma       16,240,000    US Dollar    52,404         10/1/99              52,640               (236)
Greek Drachma        9,860,000    US Dollar    31,987         10/4/99              31,960                 27
Hong Kong Dollar       394,000    US Dollar    50,721         10/4/99              50,724                 (3)
Hong Kong Dollar        92,000    US Dollar    11,843         10/4/99              11,844                 (1)
Hong Kong Dollar       262,185    US Dollar    33,000        10/19/99              33,749               (749)
Hong Kong Dollar       262,135    US Dollar    33,000        10/19/99              33,743               (743)
Hong Kong Dollar       524,321    US Dollar    66,353        12/17/99              67,445             (1,092)
Hong Kong Dollar       125,728    US Dollar    16,000        12/17/99              16,173               (173)
Hong Kong Dollar       213,818    US Dollar    27,000         2/24/00              27,463               (463)
Hong Kong Dollar        19,000    US Dollar     2,408         2/24/00               2,440                (32)
Hong Kong Dollar        31,522    US Dollar     4,000         2/24/00               4,049                (49)
Hong Kong Dollar        31,304    US Dollar     4,000         4/17/00               4,014                (14)
Hong Kong Dollar       388,976    US Dollar    48,943         2/24/00              49,961             (1,018)
Indonesian Rupiah  740,000,000    US Dollar    88,095         10/1/99              88,572               (477)
Korean Won          28,992,000    US Dollar    24,000         2/14/00              23,807                193
Korean Won          65,178,000    US Dollar    54,000         2/14/00              53,522                478
Korean Won           9,850,400    US Dollar     8,000         2/14/00               8,089                (89)
Philippines Peso       385,000    US Dollar     9,374         10/4/99               9,413                (39)
Philippines Peso       930,000    US Dollar    22,672         10/5/99              22,739                (67)
Taiwan Dollar        1,187,820    US Dollar    36,000         2/11/00              37,225             (1,225)
Taiwan Dollar        1,189,620    US Dollar    36,000         2/11/00              37,282             (1,282)
Taiwan Dollar        1,323,200    US Dollar    40,000         2/11/00              41,468             (1,468)
Taiwan Dollar        1,323,480    US Dollar    40,000         2/11/00              41,477             (1,477)
Taiwan Dollar          927,220    US Dollar    28,000         2/11/00              29,058             (1,058)
Taiwan Dollar          509,250    US Dollar    15,000         2/11/00              15,960               (959)
Thai Bat             1,725,000    US Dollar    41,717         10/1/99              42,152               (434)

------------------------------------------------------------------------------------------------------------------------
                                                                              Total Sales           $(12,548)
------------------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------------------
Hong Kong Dollar       524,321    US Dollar    66,708        10/19/99              67,491           $    784
Hong Kong Dollar       157,870    US Dollar    20,000        12/17/99              20,307                307
Hong Kong Dollar       103,203    US Dollar    13,000        12/17/99              13,275                275
Hong Kong Dollar       388,976    US Dollar    49,281        12/17/99              50,035                754
Hong Kong Dollar       653,316    US Dollar    83,594         2/24/00              83,913                319
Hong Kong Dollar        31,304    US Dollar     3,994         4/17/00               4,014                 20
Korean Won         104,020,400    US Dollar    86,974         2/14/00              85,418             (1,556)
Taiwan Dollar          609,840    US Dollar    18,000         2/11/00              19,112              1,112
Taiwan Dollar        3,924,977    US Dollar   119,000         2/11/00             123,006              4,006
Taiwan Dollar        1,925,773    US Dollar    58,623         2/11/00              60,352              1,729

------------------------------------------------------------------------------------------------------------------------
                                                                          Total Purchases           $  7,750
------------------------------------------------------------------------------------------------------------------------
                                                                         Net Depreciation           $ (4,798)
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Global Emerging Markets Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5--Risks of Investing in Emerging Markets
The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments affecting emerging market investments cannot always be foreseen.

Note 6--Portfolio Liquidation
After the close of business on September 30, 1999, the Global Emerging Markets Equity Fund redeemed its entire interest in the Portfolio in exchange for a pro rata share of the Portfolio securities and other assets and liabilities. After the redemption, the Global Emerging Markets Equity Portfolio was liquidated and terminated.

--------------------------------------------------------------------------------
Global Emerging Markets Equity Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Investment Portfolios and Holders of Beneficial Interest of Global Emerging Markets Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Emerging Markets Equity Portfolio (one of the portfolios comprising BT Investment Portfolios, hereafter referred to as the "Portfolio") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 1999

[GRAPHIC OMITTED]  BankersTrust
                   Architects of Value


For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                               BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.


Global Emerging Markets Equity Fund                         CUSIP #055922678
BT Investment Funds                                         809ANN (9/99)


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